                               Janus Aspen Series
                           Worldwide Growth Portfolio
                         International Growth Portfolio

                          Supplement dated May 5, 2003
                       to currently effective Prospectus

The following supplements the information in the "Portfolio Managers" section of the Prospectus:

Effective June 16, 2003, Helen Young Hayes will no longer be Executive Vice President or a Co-Portfolio Manager of Worldwide Growth Portfolio and International Growth Portfolio. Laurence Chang, Co-Portfolio Manager of Worldwide Growth Portfolio, and Brent Lynn, Co-Portfolio Manager of International Growth Portfolio, will each be the lead Portfolio Manager of such Portfolios. Information regarding the investment backgrounds of Messrs. Chang and Lynn appears in the Prospectus.

Mr. Chang will be assisted by Assistant Portfolio Manager Doug Kirkpatrick. Information regarding the investment background of Mr. Kirkpatrick appears in the Prospectus. Mr. Lynn will be assisted by Garth Yettick, Assistant Portfolio Manager of Janus International Growth Portfolio. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree in Computer Science and Mathematics from Harvard College. He has earned the right to use the Chartered Financial Analyst designation.